GAIN Capital Reports Third Quarter 2019 Results

BEDMINSTER, N.J., October 24, 2019 /PRNewswire/ -- GAIN Capital Holdings, Inc. ("GAIN") (NYSE: GCAP), a leading global provider of online trading services, announced financial results for the third quarter of 2019.

Key Financial Results for the Third Quarter 2019 (all amounts reflect continuing operations)

•	GAAP net loss of $2.1 million, or loss of $0.06 per share

•	GAAP net revenue of $66.7 million

•	Adjusted net loss of $2.8 million, or loss of $0.07 per share

•	Adjusted EBITDA of $6.0 million

Operating Highlights

•	Retail trailing 3-month direct active accounts increased for a third consecutive quarter

•	Marketing investment drove new direct account growth of 97% year-over-year and 32% quarter-over-quarter

•	Pockets of volatility in US equity markets helped grow Futures average daily contracts 24% over the prior year

A summary of GAIN’s financial results is included in the chart below (all amounts are from continuing operations).

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net (Loss)/Income	$(2.1)	$10.0	$(29.5)	$28.7
Adjusted Net (Loss)/Income(1)	$(2.8)	$13.8	$(28.7)	$31.7

Net Revenue	$66.7	$95.5	$180.6	$278.1
Operating Expenses(2)	(60.7)	(65.0)	(185.1)	(196.8)
Adjusted EBITDA(1)	$6.0	$30.5	$(4.4)	$81.3

Diluted GAAP EPS	$(0.06)	$0.22	$(0.79)	$0.60
Adjusted EPS(1)	$(0.07)	$0.31	$(0.77)	$0.70
___________________________________
Note: Dollars in millions, except per share amounts and where noted otherwise. Columns may not add due to rounding.
1See below for reconciliation of non-GAAP financial measures.
2Operating Expenses excludes Depreciation and Amortization, Purchased Intangible Amortization, and certain one-off costs

"The third quarter continued to show positive signs of client engagement as our Retail trailing 3-month direct active accounts increased for a third consecutive quarter, providing evidence that our marketing efforts are helping to grow active accounts, even amid the unusually low volatility environment," stated Glenn Stevens, CEO of GAIN Capital. "In addition, we delivered direct new account growth, which was up 97% over Q3 2018 and 32% sequentially, further evidencing the effectiveness of our marketing. In Futures, average daily contracts increased 24% as we saw pockets of volatility in the US equity markets. With growing interest and activity from our new customers, we feel well positioned to benefit from a return to more normalized market conditions."

Quarterly Operating Metrics

	Q3 19	Q3 18	Year-over-year Change
Retail Segment
OTC Trading Volume (1) (2)	$463.1	$506.5	(8.6)%
OTC Average Daily Volume	$7.0	$7.8	(10.3)%
12 Month Trailing Active OTC Accounts (3)	118,751	129,182	(8.1)%
3 Month Trailing Active OTC Accounts (3)	72,909	71,597	1.8%

Futures Segment
Number of Futures Contracts	2,041,253	1,622,114	25.8%
Futures Average Daily Contracts	31,895	25,748	23.9%
12 Month Trailing Active Futures Accounts (3)	7,406	7,550	(1.9)%
_______________________________________
All retail volume figures reported in billions.
1 US dollar equivalent of notional amounts traded.
2 For the quarter, indirect volume represented 21% of total retail OTC trading volume.
3 Accounts that executed a transaction during the relevant period.

Capital Return and Dividend
In the third quarter, GAIN focused on returning capital to shareholders through dividends, which amounted to approximately $2.2 million.

GAIN’s Board of Directors declared a quarterly cash dividend of $0.06 per share of the Company’s common stock. The dividend is payable on December 17, 2019 to shareholders of record as of the close of business on December 10, 2019.

Conference Call
GAIN will host a conference call on October 24, 2019 at 4:30 p.m. ET. Participants may access the live call by dialing +1.888.349.0112 (US Domestic), or +1.412.317.6001 (International). Please tell the operator you would like to join the GAIN Capital call.

A live audio webcast of the call, as well as a PDF copy of the earnings presentation, will be available on the Investor Relations section of the GAIN Capital website (http://ir.gaincapital.com).

An audio replay will be made available for one month starting approximately one hour after the call by dialing +1.877.344.7529 from the U.S. or +1.412.317.0088 from abroad, and entering the passcode 10135721#.

For more corporate information or to sign up for alerts, please visit: http://ir.gaincapital.com.

About GAIN
GAIN Capital Holdings, Inc. provides innovative trading technology and execution services to retail and institutional investors worldwide, with multiple access points to OTC markets and global exchanges across a wide range of asset classes, including foreign exchange, commodities, and global equities.  GAIN Capital is headquartered in Bedminster, New Jersey, with a global presence across North America, Europe and the Asia Pacific regions.  For further company information, visit www.gaincapital.com.

Investor Relations Contact
Lauren Tarola Scott, Edelman for GAIN Capital
+1 908.731.0737
ir@gaincapital.com

Media Contact
Nicole Briguet, Edelman for GAIN Capital
+1 212.704.8164
pr@gaincapital.com

Condensed Consolidated Statements of Operations
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
REVENUE:
Retail revenue	$52.8	$82.9	$137.5	$239.1
Futures revenue	9.4	8.7	27.6	30.4
Other revenue	0.8	1.2	4.3	1.7
Total non-interest revenue	62.9	92.8	169.4	271.2
Interest revenue	4.3	3.3	13.1	8.2
Interest expense	0.6	0.5	1.8	1.3
Total net interest revenue	3.8	2.8	11.3	6.9
Net revenue	$66.7	$95.5	$180.6	$278.1
EXPENSES:
Employee compensation and benefits	$19.3	$22.9	$62.2	$69.7
Selling and marketing	10.4	10.2	30.7	23.0
Referral fees	7.6	8.1	22.2	30.0
Trading expenses	5.2	5.8	16.1	17.1
General and administrative	13.3	12.2	37.8	38.9
Depreciation and amortization	4.1	4.7	12.8	15.4
Purchased intangible amortization	1.8	3.5	7.0	10.8
Communications and technology	4.4	5.5	14.9	16.4
Bad debt provision	0.5	0.3	1.4	1.7
Contingent provision	0.0	5.0	0.0	5.0
Impairment of investment	0.0	0.0	0.0	(0.1)
Total operating expense	$66.6	$78.2	$205.0	$227.9
OPERATING PROFIT/(LOSS)	0.1	17.3	(24.4)	50.2
Interest expense on long term borrowings	3.4	3.4	10.1	10.1
(LOSS)/INCOME BEFORE INCOME TAX	(3.3)	13.9	(34.5)	40.1
Income tax (benefit)/expense	(1.2)	4.0	(5.0)	11.4
NET (LOSS)/INCOME FROM CONTINUING OPERATIONS	(2.1)	10.0	(29.5)	28.7
Income from discontinued operations	0.0	2.3	0.0	67.3
NET (LOSS)/INCOME	(2.1)	12.3	(29.5)	96.0
Less income attributable to non-controlling interest	0.0	0.1	0.0	0.6
NET (LOSS)/INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$(2.1)	$12.2	$(29.5)	$95.4
_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Condensed Consolidated Balance Sheet
(unaudited)

	September 30,	December 31,
	2019	2018
ASSETS:
Cash and cash equivalents	$200.7	$278.9
Cash and securities held for customers	849.8	842.5
Receivables from brokers	107.7	84.3
Property and equipment, net	28.8	30.6
Intangible assets, net	24.5	32.2
Goodwill	27.5	27.8
Other assets	49.0	36.4
Total assets	$1,288.0	$1,332.5
LIABILITIES AND SHAREHOLDERS' EQUITY:
Payables to customers	$849.8	$842.5
Payables to brokers	2.5	1.6
Accrued compensation and benefits	5.4	11.2
Accrued expenses and other liabilities	37.6	41.6
Income tax payable	2.7	5.8
Convertible senior notes	136.9	132.1
Total liabilities	$1,035.0	$1,034.8
Shareholders' equity	253.0	297.8
Total liabilities and shareholders' equity	$1,288.0	$1,332.5
_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Income Statement of Discontinued Operations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
REVENUE:
Institutional revenue	$0.0	$0.0	$0.0	$16.4
Total non-interest revenue	0.0	0.0	0.0	16.4
Interest revenue	0.0	0.0	0.0	0.1
Total net interest revenue	0.0	0.0	0.0	0.1
Net revenue	$0.0	$0.0	$0.0	$16.5
EXPENSES:
Employee compensation and benefits	$0.0	$0.1	$0.0	$6.0
Trading expenses	0.0	0.0	0.0	5.4
Other expenses	0.0	0.0	0.0	4.0
Total operating expense	0.0	0.1	0.0	15.4
OPERATING (LOSS)/PROFIT	0.0	(0.1)	0.0	1.1
(Loss)/gain on sale of discontinued operations	0.0	(0.1)	0.0	69.4
(LOSS)/INCOME BEFORE INCOME TAX BENEFIT	0.0	(0.3)	0.0	70.6
Income tax (benefit)/expense	0.0	(2.6)	0.0	3.2
NET INCOME FROM DISCONTINUED OPERATIONS	$0.0	$2.3	$0.0	$67.3
_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Reconciliation of GAAP Net Income to Adjusted Net Income, Adjusted EPS and Adjusted Income Tax
Adjusted net (loss)/income is a non-GAAP financial measure and represents our net (loss)/income excluding certain one-time costs and benefits. Adjusted EPS is calculated using adjusted net (loss)/income. These non-GAAP financial measures have certain limitations, including not having standardized meanings and, therefore, our definitions may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of these measures assists investors in evaluating our operating performance. However, because they are not a measure of financial performance or income tax expense calculated in accordance with GAAP, such measures should be considered in addition to, not as a substitute for, other measures reported in accordance with GAAP.

Net (Loss)/Income to Adjusted Net (Loss)/Income and Adjusted EPS
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Net (loss)/income from continuing operations	$(2.1)	$10.0	$(29.5)	$28.7
Income tax (benefit)/expense	(1.2)	4.0	(5.0)	11.4
Pre-tax (loss)/income	$(3.3)	$13.9	$(34.5)	$40.1
Adjustments:
Contingent provision[2]	0.0	5.0	0.2	5.0
Impairment of investment	0.0	0.0	0.0	(0.1)
Adjusted pre-tax (loss)/income	$(3.3)	$18.9	$(34.3)	$45.0
Adjusted income tax benefit/(expense)[1]	0.5	(5.0)	5.6	(12.6)
Income attributable to non-controlling interest	0.0	(0.1)	0.0	(0.6)
Adjusted net (loss)/income	$(2.8)	$13.8	$(28.7)	$31.7

Adjusted (loss)/earnings per common share
Basic	$(0.07)	$0.31	$(0.77)	$0.71
Diluted	$(0.07)	$0.31	$(0.77)	$0.70

Weighted average common shares outstanding used in computing (loss)/earnings per common share
Basic	37,404,223	44,553,903	37,371,676	44,787,875
Diluted	37,404,223	44,984,721	37,371,676	45,270,797
_____________________________
1Adjusted income tax benefit/(expense) reflects the Company's GAAP income tax benefit/(expense) adjusted for (a) taxable or deductible items affecting income tax benefit/(expense) that are unrelated to pre-tax (loss)/income in the period and (b) the tax effect of other taxable adjustments made to the Company's pre-tax income. The tax effect of the adjustments to pre-tax (loss)/income are calculated using the tax rate applicable for the jurisdiction within which each of the adjustments arose. The Company believes that this non-GAAP financial measure provides investors with a more consistent and stable basis for determining the impact of taxes on the Company's core continuing operations.
2Q319 YTD represents a contingency related to a legacy US regulatory matter. Q318 and Q318 YTD represent a prior year contractual dispute with a service provider.
Note: Dollars in millions, except per share data and where noted otherwise. Columns may not add due to rounding.

Adjusted Income Tax Reconciliation
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

GAAP pre-tax (loss)/income	$(3.3)	$13.9	$(34.5)	$40.1
GAAP tax rate	14.5%	28.4%	14.5%	28.4%
Initial adjusted tax benefit/(expense)(1)	0.5	(4.0)	5.0	(11.4)

Uncertain tax position(3)	0.0	0.0	0.2	(0.2)
One off adjustments(4)	0.0	(1.0)	(0.1)	(1.0)
Basis adjustment(5)	0.0	0.0	0.5	0.0
Adjusted tax benefit/(expense)	$0.5	$(5.0)	$5.6	$(12.6)

Adjusted pre-tax (loss)/income	$(3.3)	$18.9	$(34.3)	$45.0
Adjusted tax rate(2)	14.5%	26.4%	16.4%	28.1%

1Initial adjusted tax benefit/(expense) calculated as GAAP pre-tax (loss)/income multiplied by the YTD GAAP Tax Rate
2Adjusted tax rate calculated as adjusted tax benefit/(expense) divided by adjusted pre tax (loss)/income
3Q319 YTD represents an adjustment of $0.2 million caused by a prior year’s tax audit; Q318 YTD adjustment caused by a favorable tax ruling of $(0.2) million relating to a prior year, both included within Initial adjusted tax benefit/(expense)
4Represents the tax effect of the adjustments to pre-tax (loss)/income, calculated using the tax rate applicable for the jurisdiction within which each of the adjustments arose
5Represents a basis adjustment to deferred taxes of $0.5 million relating to a prior year

Reconciliation of GAAP Net Income to Adjusted EBITDA and Adjusted EBITDA Margin
Adjusted EBITDA is a non-GAAP financial measure that represents our (loss)/earnings before interest, taxes, depreciation and amortization, purchased intangible amortization, convertible note interest, non-controlling interest, and certain one-time costs and benefits. This non-GAAP financial measure has certain limitations, including not having a standardized meaning and, therefore, our definition may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to other companies'. We believe our reporting of adjusted EBITDA assists investors in evaluating our operating performance. However, because adjusted EBITDA is not a measure of financial performance calculated in accordance with GAAP, such measure should be considered in addition to, not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net (loss)/income.

Reconciliation of GAAP Net (Loss)/Income to Adjusted EBITDA and Adjusted EBITDA Margin
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Net revenue	$66.7	$95.5	$180.6	$278.1
Net (loss)/income from continuing operations	(2.1)	10.0	(29.5)	28.7
Net (loss)/income margin %	(3)%	10%	(16)%	10%

Net (loss)/income from continuing operations	$(2.1)	$10.0	$(29.5)	$28.7
Depreciation and amortization	4.1	4.7	12.8	15.4
Purchased intangible amortization	1.8	3.5	7.0	10.8
Interest expense on long term borrowings	3.4	3.4	10.1	10.1
Income tax (benefit)/expense	(1.2)	4.0	(5.0)	11.4
Contingent provision	0.0	5.0	0.2	5.0
Impairment of investment	0.0	0.0	0.0	(0.1)
Adjusted EBITDA	$6.0	$30.5	$(4.4)	$81.3
Adjusted EBITDA Margin(1)	9%	32%	(2)%	29%
_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.
1 Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue.

Segment Information:
ASC 280, Disclosures about Segments of an Enterprise and Related Information, establishes standards for reporting information about operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision-maker, or decision making group, in deciding how to allocate resources and in assessing performance. Reportable segments are defined as an operating segment that either (a) exceeds 10% of revenue, or (b) reported profit or loss in absolute amount exceeds 10% of profit of all operating segments that did not report a loss or (c) exceeds 10% of the combined assets of all operating segments. Based on the Company’s management strategies, and common production, marketing, development and client coverage teams, the Company has concluded that it operates in two operating segments: Retail and Futures.

Retail

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Trading revenue	$52.8	$82.9	$137.5	$239.1
Other retail revenue	4.2	2.9	12.4	7.0
Total revenue	$57.0	$85.9	$149.9	$246.1

Employee compensation and benefits	12.5	14.4	39.0	43.4
Selling and marketing	10.2	10.0	30.0	22.1
Referral fees	4.6	5.3	13.4	20.0
Other operating expenses	17.3	17.2	51.7	53.2
Segment Profit	$12.4	$39.0	$15.9	$107.3
Segment Profit Margin %	22%	45%	11%	44%
_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Futures

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Trading revenue	$9.4	$8.7	$27.6	$30.4
Other futures revenue	1.2	1.1	4.1	2.9
Total revenue	$10.6	$9.7	$31.7	$33.3

Employee compensation and benefits	2.5	2.4	7.5	7.8
Selling and marketing	0.2	0.2	0.6	0.6
Referral fees	3.0	2.8	8.8	10.0
Other operating expenses	3.3	3.0	9.9	10.4
Segment Profit	$1.7	$1.3	$4.8	$4.5
Segment Profit Margin %	16%	13%	15%	14%
____________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Corporate and Other

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Other loss	$(0.9)	$(0.1)	$(0.9)	$(1.3)

Employee compensation and benefits	4.3	6.1	15.7	18.4
Selling and marketing	0.0	0.1	0.0	0.2
Other operating expenses	2.8	3.6	8.6	10.6
Loss	$(8.1)	$(9.8)	$(25.3)	$(30.5)
____________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Reconciliation of Segment (Loss)/Profit to (Loss)/Income Before Income Tax (Benefit)/Expense

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Retail segment	$12.4	$39.0	$15.9	$107.3
Futures segment	1.7	1.3	4.8	4.5
Corporate and other	(8.1)	(9.8)	(25.3)	(30.5)
Segment Profit/(Loss)	6.0	30.5	(4.6)	81.3

Depreciation and amortization	4.1	4.7	12.8	15.4
Purchased intangible amortization	1.8	3.5	7.0	10.8
Contingent provision	0.0	5.0	0.0	5.0
Impairment of investment	0.0	0.0	0.0	(0.1)
Operating profit/(loss)	$0.1	$17.3	$(24.4)	$50.2
Interest expense on long term borrowings	3.4	3.4	10.1	10.1
(Loss)/Income before income tax (benefit)/expense	$(3.3)	$13.9	$(34.5)	$40.1
____________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Forward-Looking Statements:
In addition to historical information, this earnings release contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN Capital's annual report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on March 11, 2019, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in GAIN Capital’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.